                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)
                                              ---------
                           --------------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                       New York                                 13-3818954
           (Jurisdiction of incorporation or                (I. R. S. Employer
         organization if not a U.S. national bank)        Identification Number)

                 114 West 47th Street                           10036-1532
                  New York, New York                            (Zip Code)
                 (Address of principal
                  executive offices)

                           --------------------------
                        EYE CARE CENTERS OF AMERICA, INC.
               (Exact name of OBLIGOR as specified in its charter)

                      Texas                                   74-2337775
           (State or other jurisdiction of                (I. R. S. Employer
            incorporation or organization)                Identification No.)

               11103 West Avenue                              78213
                 San Antonio, TX                            (Zip code)
       (Address of principal executive offices)



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                                      -2-



                           --------------------------
                         ECCA MANAGED VISION CARE, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Texas                           74-2759084
         (State or other jurisdiction of            (I. R. S. Employer
         incorporation or organization)            Identification No.)

                           --------------------------
                         ENCLAVE ADVANCEMENT GROUP, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      Texas                            74-2510780
         (State or other jurisdiction of            (I. R. S. Employer
         incorporation or organization)            Identification No.)

                           --------------------------
                               VISIONSWORKS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      Florida                          59-3226331
         (State or other jurisdiction of            (I. R. S. Employer
         incorporation or organization)            Identification No.)

                           --------------------------
                           VISIONSWORKS HOLDINGS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      Florida                          59-3226333
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                             EYE CARE HOLDINGS INC.
             (Exact name of REGISTRANT as specified in its charter)

                      Delaware                         74-2849556
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                          VISIONWORKS PROPERTIES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      Florida                          59-3226335
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)



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                                      - 3-

                           --------------------------
                        VISIONARY RETAIL MANAGEMENT, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      Delarware                        74-2849552
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                           VISIONARY PROPERTIES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Delaware                        74-2849554
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                               VISIONARY MSO, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Delaware                        74-2849555
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                              THE SAMIT GROUP, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Delaware                        54-1702412
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                               SKYLAB OPTICAL INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Virginia                        54-1450693
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                       METROPOLITAN VISION SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Virginia                        54-1579086
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                                 HOUR EYES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Maryland                        54-1517741
            (State or other jurisdiction of         (I. R. S. Employer
            incorporation or organization)         Identification No.)

                           --------------------------
                    9-1/8% Senior Subordinated Notes due 2008
               Floating Interest Rate Subordinated Notes due 2008
                       (Title of the indenture securities)

                                     GENERAL


 1.      GENERAL INFORMATION

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         Federal Reserve Bank of New York (2nd District), New York, New York
            (Board of Governors of the Federal Reserve System). Federal Deposit Insurance Corporation, Washington, D. C. New York State Banking Department, Albany, New York

         (b)  Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.


 2.      AFFILIATIONS WITH THE OBLIGOR

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

         The obligor is currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.      LIST OF EXHIBITS
         T-1.1  --         Organization Certificate, as amended, issued by
                           the State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                           33-97056).

         T-1.2  --         Included in Exhibit T-1.1.

         T-1.3  --         Included in Exhibit T-1.1.

         T-1.4  --         The By-laws of the United States Trust Company of
                           New York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
                           Act of 1939, as amended by the Trust Indenture Reform
                           Act of 1990 (Registration No. 33-97056).

         T-1.6  --         The consent of the trustee required by Section
                           321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

         T-1.7  --         A copy of the latest report of condition of the
                           trustee pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

         As of June 1, 1998, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

         In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.
                             ---------------------

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 1st day of June, 1998.

         UNITED STATES TRUST COMPANY OF
                NEW YORK, Trustee

By:     /s/ Patricia Stermer
            ---------------------------------
            Patricia Stermer
            Assistant Vice President

                                                            EXHIBIT T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


September 1, 1995



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK



By:/s/
   --------------------------
   Gerard F. Ganey
   Senior Vice President

                                                                  EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1998
                                ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                                               $  303,692

Short-Term Investments                                                   325,044

Securities, Available for Sale                                           650,954

Loans                                                                  1,717,101
Less:  Allowance for Credit Losses                                        16,546
                                                                      ----------
      Net Loans                                                        1,700,555
Premises and Equipment                                                    58,868
Other Assets                                                             120,865
                                                                      ----------
      TOTAL ASSETS                                                    $3,159,978
                                                                      ==========
LIABILITIES
Deposits:
      Non-Interest Bearing                                            $  602,769
      Interest Bearing                                                 1,955,571
                                                                      ----------
         Total Deposits                                                2,558,340

Short-Term Credit Facilities                                             293,185
Accounts Payable and Accrued Liabilities                                 136,396
                                                                      ----------
      TOTAL LIABILITIES                                               $2,987,921
                                                                      ==========
STOCKHOLDER'S EQUITY
Common Stock                                                              14,995
Capital Surplus                                                           49,541
Retained Earnings                                                        105,214
Unrealized Gains on Securities
     Available for Sale (Net of Taxes)                                     2,307
                                                                      ----------

TOTAL STOCKHOLDER'S EQUITY                                               172,057
                                                                      ----------
    TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                             $3,159,978
                                                                      ==========


I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

May 6, 1998